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                                                                  Exhibit 10.2

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                                 HYBRIDON, INC.

                                       AND

                           FORUM CAPITAL MARKETS L.P.



                                   ----------



                               INITIAL PURCHASER'S
                                WARRANT AGREEMENT








                           Dated as of March 26, 1997




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     INITIAL PURCHASER'S WARRANT AGREEMENT, dated as of March 26, 1997 by and between HYBRIDON, INC., a Delaware corporation (the "Company"), and FORUM CAPITAL MARKETS L.P. (the "Initial Purchaser").


                              W I T N E S S E T H:
                              - - - - - - - - - -


     WHEREAS, the Company proposes to issue to the Initial Purchaser warrants ("Warrants") to purchase up to 427,807 shares of Common Stock, par value $.001 per share, of the Company (the "Common Stock"); and

     WHEREAS, the Initial Purchaser has agreed, pursuant to the purchase agreement dated March 26, 1997 between the Initial Purchaser and the Company (the "Purchase Agreement"), to act as the Initial Purchaser in connection with the Company's proposed offering (the "Offering") of up to $60,000,000 aggregate principal amount of 9% Convertible Subordinated Notes due 2004 (the "Notes"); and

     WHEREAS, the Warrants to be issued pursuant to this Agreement will be issued on the Closing Date (as such term is defined in the Purchase Agreement) by the Company to the Initial Purchaser in consideration for, and as part of the Initial Purchaser's compensation in connection with, the Initial Purchaser acting as such pursuant to the Purchase Agreement;

     NOW, THEREFORE, in consideration of the premises hereof, the payment by the Initial Purchaser to the Company of an aggregate of $42.78, the agreements herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Grant.
        -----

     (a) The Initial Purchaser is hereby granted the right pursuant to the Warrants to purchase, at any time from April 2, 1998 until 5:30 p.m., New York time, on April 2, 2002 (the "Expiration Date"), up to 427,807 shares of Common Stock (subject to adjustment as provided in Section 8 hereof and cancellation pursuant to Sections 1(b) and 1(c) hereof) at an exercise price (subject to adjustment as provided in Section 8 hereof), of $7.0125 per share subject to the terms and conditions of this Agreement. Any Warrant that is not exercised on or prior to the Expiration Date shall be void, and all rights hereunder shall cease.

     (b) Notwithstanding the provisions of Section 1(a) hereof, the Company shall hold in escrow Warrant Certificates (as defined below) with respect to Warrants to purchase up to 71,301 shares of Common Stock, which Warrant Certificates shall be released to the Initial Purchaser at each Option Closing (as such term is defined in the Purchase Agreement), if any. At each Option Closing there shall be released to the Initial Purchaser Warrant Certificates representing that portion of such Warrants equivalent to the ratio which the aggregate principal amount of Notes purchased at such Option Closing bears to $10,000,000. Any Warrants held in escrow on June 9, 1997 pursuant to this
Section 1(b) shall be cancelled and terminated.

     (c) Notwithstanding the provisions of Section 1(a) hereof, if during the effectiveness of a registration statement filed pursuant to Section 7.2(a) hereof any Warrant Securities are sold under such registration statement, then, within 10 days after learning of such sale, the Company will give notice of such sale to each Holder of then outstanding Warrants. If such notice is given, all Warrants outstanding on the date such registration statement is terminated or withdrawn in accordance with Section 7.3 hereof shall be cancelled and terminated on such date.

     2. WARRANT CERTIFICATES. The warrant certificates delivered and to be delivered pursuant to this Agreement (the "Warrant Certificates") shall be in the form set forth in Exhibit A attached hereto and made a part hereof, with such appropriate insertions, omissions, substitutions and other variations as required or permitted by this Agreement. Notwithstanding the foregoing, in the event that any provision of the Warrant Certificates conflicts with or are inconsistent with the terms of this Agreement, the terms of this Agreement shall supersede the provisions in the Warrant Certificates.


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     3. EXERCISE OF WARRANT. The Warrants initially are exercisable at an initial exercise price per share of Common Stock set forth in Section 6 hereof (subject to adjustment as provided in Section 8 hereof) payable by certified or official bank check. Upon surrender of a Warrant Certificate with a duly executed Election to Purchase (in the form of Annex A to the Warrant Certificate) together with payment of the Exercise Price (as hereinafter defined) for the Common Stock purchased at the Company's principal offices (presently located at 620 Memorial Drive, Cambridge, Massachusetts 02139), the registered holder of a Warrant Certificate ("Holder") shall be entitled to receive a certificate or certificates for the Common Stock so purchased. The purchase rights represented by each Warrant Certificate are exercisable at the option of the Holder thereof, in whole or in part (but not as to fractional shares of Common Stock underlying the Warrants). In the case of the purchase of less than all the Common Stock purchasable under any Warrant Certificate, the Company shall cancel said Warrant Certificate upon the surrender thereof and shall execute and deliver a new Warrant Certificate of like tenor for the balance of the Common Stock purchasable thereunder.

     4. ISSUANCE OF CERTIFICATES. Upon the exercise of the Warrants, the issuance of certificates for the total number of whole shares of Common Stock for which such Warrants were exercised shall be made forthwith (and in any event within five business days thereafter) without charge to the Holder thereof including, without limitation, any stock transfer or similar tax which may be payable in respect of the issuance thereof, and such certificates shall (subject to the provisions of Sections 5 and 7 hereof) be issued in the name of, or in such names as may be directed by, the Holder thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificates in a name other than that of the Holder, and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

     The Warrant Certificates shall be executed on behalf of the Company, by the manual or facsimile signature of the then present Chairman or Vice Chairman of the Board of Directors or President or Vice President of the Company under its corporate seal reproduced thereon and by the manual or facsimile signature of the then present Treasurer or Assistant Treasurer or Secretary or Assistant Secretary of the Company. Warrant Certificates shall be dated the date of execution by the Company upon initial issuance, division, exchange, substitution or transfer. Certificates representing the Common Stock issuable upon exercise of the Warrants (and/or other securities, property or rights issuable upon exercise of Warrants) shall be dated the date on which the Company receives the Election to Purchase, Warrant Certificate and payment of the Exercise Price (regardless of when executed).

     5. RESTRICTION ON TRANSFER OF WARRANTS. The Holder of a Warrant Certificate, by acceptance thereof, covenants and agrees that (a) the Warrants represented by such Warrant Certificate and the shares of Common Stock issuable upon exercise of such Warrants (the "Warrant Securities") are being acquired as an investment and not with a view to, nor for sale in connection with, the distribution thereof; nor with any present intention of distributing or selling the same, except as may be permitted under applicable securities laws. The Warrants and the Warrant Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities law and any transfer of the Warrants and the Warrant Shares may only be made upon such registration or pursuant to an exemption from registration thereunder and, if required by the Company in connection with any transfer pursuant to such an exemption from registration, conditioned upon receipt by the Company of an opinion of counsel, reasonably satisfactory to counsel to the issuer, that such an exemption is available for such transfer. Upon exercise, in part or in whole, of the Warrants, certificates representing the Common Stock issuable upon exercise of the Warrants (and/or other securities, property or rights issuable upon exercise of Warrants) shall bear the following legend:

     The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and may not be offered or sold except pursuant to (i) an effective registration statement under the Securities Act or (ii) an exemption from registration under the Securities Act, of an opinion of counsel, reasonably satisfactory to counsel to the issuer, is delivered that such an exemption is available for such transfer.


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Any assignment shall be effected by a duly executed assignment in the form of
Annex B to the Warrant Certificate and shall be subject to the provisions of this Section 5 and Section 9 hereof.

     6. EXERCISE PRICE. The initial exercise price of each Warrant shall be $7.0125 per share of Common Stock. The adjusted exercise price of each Warrant shall be the price which shall result from time to time from any and all adjustments of the initial exercise price in accordance with the provisions of
Section 8 hereof. The term "Exercise Price" herein shall mean the initial exercise price or, after the first adjustment hereunder, the adjusted exercise price.

     7. Registration Rights.
        -------------------

     7.1 PIGGYBACK REGISTRATION. The Company shall use its reasonable best efforts to include the Common Stock issued or issuable upon exercise of the Warrants (the "Warrant Securities") in the shelf registration statement (the "Shelf Registration Statement") to be filed under the Securities Act pursuant to the Registration Rights Agreement between the Company and the Initial Purchaser dated concurrently herewith. If, at any time commencing after the date on which the Shelf Registration Statement is terminated or withdrawn and expiring seven years after the date hereof, the Company proposes to register any of its securities under the Securities Act (other than pursuant to Form S-4, Form S-8 or any successor form of limited purpose and other than any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation), it will give written notice by registered mail, at least 20 days prior to the filing of each such registration statement, to the Holders of the Warrants or Warrant Securities of its intention to do so. If the Holders of the Warrants and/or Warrant Securities notify the Company within 20 days after receipt of any such notice of its or their desire to include any of their respective Warrant Securities in such proposed registration statement, the Company shall afford each of such Holders the opportunity to have such Warrant Securities registered under such registration statement. In connection with any offering under this Section 7.1 involving a firm commitment underwriting of Common Stock, the Company shall not be required to include any Warrant Securities in such underwriting unless the Holders thereof accept the terms of the underwriting agreement related thereto as agreed upon between the Company and/or the holders of securities of the Company who have initiated such offering pursuant to demand registration rights held by them and the underwriter(s) of such offering. If such offering is an underwritten offering and in the opinion of the managing underwriter(s) of such offering the registration of all, or part of, shares of Common Stock ("Incidental Shares") which the Holders have requested to be included pursuant to this Section 7.1 and/or which other holders of shares of Common Stock or other securities of the Company entitled to include shares of Common Stock in such registration (other than, if such registration is initiated by the demand of holders of specified securities of the Company, for securities of such holders ("Initiating Stockholders"), have requested to be included would materially and adversely affect such public offering, then the Company shall be required to include in the underwriting only that number of such shares, if any, which the managing underwriter(s) believe(s) may be sold without causing such adverse effect. If the number of Warrant Securities to be included in the underwriting in accordance with the foregoing is less than the total number of shares which the Holders have requested be included, then (i) the party or parties initiating the registration (i.e., the Company or the Initiating Stockholders) shall be entitled to include all shares that they have requested to be registered and
(ii) the Holders who have requested registration and other holders of shares of Common Stock or other securities of the Company entitled to include shares of Common Stock in such registration on a parity with the Holders (i.e., all holders of such securities other than the Initiating Stockholders, who shall be entitled to include the total number of shares they have requested as provided in clause (i), or those persons who have registration rights expressly subordinated to the Holders) shall participate in the underwriting pro rata based upon their total ownership of shares of Common Stock of the Company.

     Notwithstanding the provisions of this Section 7.1, the Company shall have the right at any time after it shall have given written notice pursuant to this
Section 7.1 (irrespective of whether a written request for inclusion of any such Warrant Securities shall have been made) to elect not to file any such proposed registration statement or to withdraw the same after the filing but prior to the effective date thereof.


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     7.2 Demand Registration.
         -------------------

     (a) At any time commencing on the date the Shelf Registration Statement is terminated or withdrawn and expiring seven years after the date hereof, the Holders of the Warrants and/or Warrant Securities representing a Majority (as hereinafter defined) of such securities shall have the right (which right is in addition to the registration rights under Section 7.1 hereof), exercisable by written notice to the Company, to require the Company to use its best efforts to prepare and file with the Securities and Exchange Commission (the "Commission"), on one occasion only, a registration statement on such form selected by the Company as it is then eligible to use and such other documents, including a prospectus, as may be necessary in the opinion of both counsel for the Company and counsel for the Holders, in order to comply with the provisions of the Securities Act, so as to permit a public offering and sale of their Warrant Securities for six consecutive months (subject to the provisions of Section 7.2(d) below) by any such Holders and any other Holders of the Warrants and/or Warrant Securities who notify the Company of their decision to join therein within 10 days after receiving notice from the Company pursuant to Section 7.2(b) below.

     (b) The Company covenants and agrees to give written notice of any registration request under this Section 7.2 to all Holders of the Warrants and/or the Warrant Securities within 10 days from the date of the receipt of any such registration request.

     (c) [Intentionally omitted]

     (d) Notwithstanding the provisions of Sections 7.2(a) and (c), if at any time during which the Company is obligated to maintain the effectiveness of a registration statement pursuant to such Sections counsel to the Company (which counsel shall be experienced in securities matters) has determined in good faith it is reasonable to conclude that the filing of such registration statement or the compliance by the Company with its disclosure obligations thereunder may require the disclosure of material information which the Board of Directors of the Company has identified as material and which the Board of Directors has determined the Company has a bona fide business purpose for preserving as confidential, then the Company may delay the filing or the effectiveness of such registration statement (if not then filed or effective, as appropriate) and shall not be required to maintain the effectiveness thereof or amend or supplement the registration statement for a period expiring three business days after the earlier to occur of (i) the date on which such information is disclosed to the public or ceases to be material or the Company is so able to comply with its disclosure obligations or (ii) 45 days after the Company notifies the Holders of such good faith determination. There shall not be more than two such delay periods with respect to any registration pursuant to Section 7.2(a), and the period such registration statement is required to be kept effective by the Company shall be increased by the period of any such delay period. Notice of any such delay period and of the termination thereof will be promptly delivered by the Company to each Holder and shall be maintained in confidence by each such Holder.

     7.3 COVENANTS WITH RESPECT TO REGISTRATION. In connection with any registration under Section 7.1 or 7.2 hereof, as applicable, the Company covenants and agrees as follows:

     (a) In connection with any registration under Section 7.2, the Company shall use its best efforts to file a registration statement as soon as practicable, but in any event within 90 days after receipt of any demand therefor, shall use its best efforts to have such registration statement declared effective at the earliest possible time and shall furnish each Holder desiring to sell Warrant Securities such number of prospectuses as shall reasonably be requested; provided, however, that the Company shall not be obligated to effect such registration under the Securities Act except in accordance with the following provisions:

          (i) the Company shall not be obligated to use its best efforts to file and cause to become effective any registration statement for a period of up to 90 days if at the time of such request any other registration statement pursuant to which shares of Common Stock of the Company are to be or were sold has been filed with the Commission and not withdrawn or has been declared effective within the prior 60 days; and


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          (ii) the Company may delay the filing or effectiveness of the registration statement for a period of up to 90 days after the date of a request for registration if at the time of such request the Company is engaged in a firm commitment underwritten public offering of Common Stock in which the Holders may include their Warrant Securities pursuant to
     Section 7.1 hereof.

     (b) The Company shall pay all costs, fees and expenses in connection with all registration statements filed pursuant to Sections 7.1 and 7.2(a) hereof (excluding fees and expenses of Holders' counsel and any underwriting or selling commissions), including, without limitation, the Company's legal and accounting fees, printing expenses and blue sky fees and expenses. If the Company shall fail to comply with the provisions of Section 7.3(a) hereof, the Company shall, in addition to any other equitable or other relief available to such Holders, extend the Exercise Period by such number of days as shall equal the delay caused by the Company's failure and be liable for any or all incidental, special and consequential damages sustained by such Holders.

     (c) The Company shall furnish to each Holder, promptly after filing thereof with the Commission, a copy of the registration statement filed pursuant to
Section 7.1 or 7.2 (a "Registration Statement") and each amendment thereto or each amendment or supplement to the prospectus included therein (the "Prospectus").

     (d) The Company shall take such action as may be reasonably necessary so that (i) the Registration Statement and any amendment thereto and any Prospectus forming a part thereof and any supplement or amendment thereto complies in all material respects with the Securities Act and the rules and regulations thereunder, (ii) the Registration Statement and any amendment thereto (in either case, other than with respect to written information furnished to the Company by or on behalf of any Holder specifically for inclusion therein) does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make any statement therein not misleading and (iii) the Prospectus and any supplement thereto (in either case, other than with respect to such information from Holders), does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (e) The Company shall promptly advise the Holders of Warrant Securities registered under the Registration Statement (which advice pursuant to clauses
(ii) - (iv) shall be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made) and, if requested by such persons, shall confirm such advice in writing:

          (i) when the Registration Statement and any amendment thereto has been filed with the Commission and when the Registration Statement or any post-effective amendment thereto has become effective;

          (ii) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto;

          (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the suspension by any state securities commission of the qualification of the Warrant Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes; and

          (iv) of the happening of any event that requires the making of any changes in the Registration Statement or the Prospectus so that, as of such date, the Registration Statement and the Prospectus do not contain an untrue statement of a material fact and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading.

     (f) If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order


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


suspending the qualification or exemption from qualification of the Warrant Securities under state securities or Blue Sky laws, the Company shall use its reasonable best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

     (g) The Company shall furnish to each Holder of Warrant Securities included under the Registration Statement, without charge, at least one copy of the Registration Statement and each post-effective amendment thereto, including all financial statements and schedules, documents incorporated by reference therein and, if the Holder so requests in writing, all exhibits (including exhibits incorporated therein by reference).

     (h) The Company shall, during the period the Company is obligated to maintain the effectiveness of a Registration Statement under Section 7.2 hereof, deliver to each Holder of Warrant Securities included under the Registration Statement, without charge, such reasonable number of copies of the Prospectus (including each preliminary prospectus) included in the Registration Statement and any amendment or supplement thereto as such Holder may reasonably request to facilitate the public sale or other disposition of the Warrant Securities by the selling Holder.

     (i) Prior to any public offering pursuant to the Registration Statement, the Company shall use its reasonable best efforts to register or qualify or cooperate with the Holders of Warrant Securities registered thereunder, the underwriter(s), if any, and their respective counsel in connection with the registration and qualification of such Warrant Securities under the securities or Blue Sky laws of such jurisdictions as such Holders or underwriters reasonably request in writing and do any and all other acts or things reasonably necessary or advisable to enable the offer and sale in such jurisdictions of such Warrant Securities; provided, however, that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of process or to taxation in any jurisdiction where it is not then so subject.

     (j) The Company shall cooperate with the Holders and the underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing Warrant Securities to be sold under the Registration Statement, free of any restrictive legends and in such denominations and registered in such names as the Holders or the underwriter(s), if any, may reasonably request in connection with the sales of Warrant Securities pursuant to the Registration Statement.

     (k) Upon the occurrence of any event contemplated by Section 7(e)(ii) -
(iv) hereof, the Company shall file (and use its reasonable best efforts to have declared effective as soon as possible) a post-effective amendment to the Registration Statement or an amendment or supplement to the Prospectus or file any other required document so that, as thereafter delivered to the purchasers of Warrant Securities registered under the Registration Statement, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in light of the circumstances under which they were made not misleading. Each Holder of Warrant Securities registered under the Registration Statement agrees by acquisition of such Warrant Securities that, upon receipt of any notice from the Company of the existence of any fact of the kind described in Section 7(e)(ii) - (iv) hereof, such Holder will forthwith discontinue disposition of Warrant Securities pursuant to the Registration Statement until such Holder receives copies of the supplemented or amended Prospectus contemplated by this Section 7(k), or until such Holder is advised in writing by the Company that the use of the Prospectus may be resumed, and such Holder has received copies of any additional or supplemental filings which are incorporated by reference in the Prospectus. If so directed by the Company, each Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Warrant Securities current at the time of receipt of such notice.

     (l) The Company shall use its reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders or otherwise provide in accordance with Section 11(a) of the Act, as soon as practicable after the effective date of the Registration Statement an earnings statement satisfying the provisions of Section 11(a) of the Act.


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


     (m) The Company may require each Holder of Warrant Securities to be registered under the Registration Statement to furnish to the Company such information regarding such Holder and the distribution of such Holder's securities thereunder as the Company may from time to time reasonably require for inclusion in the Registration Statement and the Company may exclude from such registration the Warrant Securities of any Holder that fails to furnish such information within a reasonable time after receiving such request.

     (n) With respect an offering pursuant to Section 7.2 only, the Company shall, if requested by the Holders of Warrant Securities being sold in an underwritten offering or the underwriter(s) thereof, promptly incorporate in the Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment, if necessary, such information relating to the plan of distribution of the Warrant Securities, information with respect to the principal amount of Warrant Securities being sold to such underwriter(s), the purchase price being paid therefor and with respect to any other terms of the offering of the Warrant Securities to be sold in such offering as such underwriters and Holders reasonably agree should be included therein and to which the Company does not reasonably object; and shall make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after the Company is notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment. Notwithstanding the foregoing, any delay period resulting from such supplement or amendment shall not constitute a delay period under Section 7.2(d) hereof.

     (o) With respect an offering pursuant to Section 7.2 only, the Company shall enter into such customary agreements (including an underwriting agreement in customary form, if applicable) and take all such other reasonable and appropriate actions in order to expedite or facilitate the disposition of the Warrant Securities in an underwritten offering pursuant to the Registration Statement, and in connection therewith, the Company shall (1) make such representations and warranties to the underwriter(s), if any, in form, substance and scope as are customarily made by issuers to underwriters in comparable underwritten offerings; (2) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to such underwriters) addressed to each such underwriter covering such matters as are customarily covered in opinions requested in underwritten offerings; (3) if and to the extent permitted by Statement of Auditing Standards No. 72, obtain comfort letters and updates thereof from the Company's independent certified public accountants addressed to the underwriters requesting the same, such letters to be in customary form and covering matters of the type customarily covered in comfort letters in connection with primary underwritten offerings; (4) set forth in full or incorporate by reference in the underwriting agreement the indemnification provisions and procedures of Section 6 hereof with respect to all parties to be indemnified pursuant to said Section; and (5) deliver such documents and certificates as may be reasonably requested by such underwriters to evidence compliance with Section 5(i) and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company pursuant to this Section 7(o). The foregoing actions set forth in clauses (1), (2), (3) and (5) of this Section 5(o) shall be performed at each closing under any underwriting or similar agreement as and to the extent required thereunder.

     (p) With respect an offering pursuant to Section 7.2 only, the Company shall make available at reasonable times for inspection by the Holders of the Warrant Securities, any underwriter participating in any disposition pursuant to the Registration Statement, and any attorney or accountant retained by any such Holders or underwriters, all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries; and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Holder, underwriter, attorney or accountant in connection with the Registration Statement subsequent to the filing thereof as is customary for similar due diligence examinations; provided, however, that any information that is designated in writing by the Company, in good faith, as confidential at the time of delivery of such information shall be kept confidential by such Holders or any such underwriter, attorney or accountant, unless (i) such disclosure is required to be in connection with a court proceeding or required by law (provided that the disclosing party provides prior written notice to the Company and cooperates with the Company, at the Company's expense, to take reasonable and lawful actions to avoid and/or minimize the extent of such disclosure) or (ii) such information becomes available to the public other than through a wrongful act by such Person; and provided, further that the foregoing inspection and information gathering shall, to the greatest extent possible, be coordinated on behalf of the Holders and the other parties entitled thereto by one counsel designated by and on behalf of such Holders and other parties.

     (q) The Company shall use its reasonable best efforts, subject to any applicable rules thereto, to cause all Common Stock included among the Warrant Securities to be listed on each securities exchange on which the Common Stock is listed.

     (r) Nothing contained in this Agreement shall be construed as requiring the Holders to exercise their Warrants prior to the initial filing of any Registration Statement or the effectiveness thereof; provided, however, no Holder of Warrants with respect to which the underlying Warrant Securities are registered under an effective registration statement filed pursuant to Section
7.2 hereof may exercise such Holder's Warrants in part instead of in whole.

     (s) The Company may permit the inclusion of any securities other than Warrant Securities to be included in any Registration Statement filed pursuant to Section 7.2(a) hereof provided that viz. a viz. the Holders, the holders of such other securities shall have no greater right to include their shares in such registration statement than Holders have to include their shares in an offering by Initiating Stockholders pursuant to Section 7.1 hereof and provided further that, viz. a viz. such other holders, the Holders have rights no less than Initiating Stockholders have in relation to the Holders to include all of their shares in such a registration statement pursuant to Section 7.1 hereof.

     (t) For purposes of this Agreement, the term "Majority" in reference to the Holders of Warrants and/or Warrant Securities shall mean the Holders of Warrants and/or Warrant Securities who, assuming the immediate exercise of all of the outstanding Warrants for Common Stock, would hold in excess of fifty percent (50%) of the Common Stock then issued or issuable pursuant to Warrants that (i) are not held by the Company, an affiliate or officer thereof or any of their respective affiliates, members of their family or persons acting as their nominees or in conjunction therewith or (ii) have not been resold to the public pursuant to a Registration Statement filed with the Commission under the Securities Act.

     (u) Indemnification and Contribution.
         --------------------------------

     (1) The Company agrees to indemnify and hold harmless each Holder (for purposes of this Section 7(u), "Holder" shall include the officers, directors, partners, employees and agents, and each person, if any, who controls any Holder ("controlling person") within the meaning of Section 15 of the Securities Act or
Section 20(a) of the Exchange Act, from and against any and all losses, claims, damages, expenses or liabilities, joint or several (and actions, proceedings, suits and litigation in respect thereof), whatsoever, as the same are incurred, to which such Holder or any such controlling person may become subject, under the Securities Act, the Exchange Act or any other statute or at common law or otherwise insofar as such losses, claims, damages, expenses or liabilities arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any preliminary Prospectus or Prospectus (as from time to time amended and supplemented) or arise out of or are based upon the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein (with respect to any preliminary Prospectus or Prospectus, in the light of the circumstances under which they were made), not misleading; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, expense or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, or any preliminary Prospectus or Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by or on behalf of any such Holder specifically for inclusion therein and provided, further, that the Company shall not be liable to any such Holder under the indemnity agreement in this subsection (1) (i) with respect to any preliminary Prospectus or Prospectus (if such Prospectus has then been amended or supplemented) to the extent that any such loss, liability, claim, damage or expense of such Holder arises out of a sale of Warrant Securities by such Holder to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus (or of the Prospectus as then amended or supplemented) if the Company has previously furnished copies thereof to such Holder a reasonable time in advance and the loss, liability, claim, damage or expense of such Holder results from an untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in the preliminary Prospectus (or the Prospectus) which was corrected in the Prospectus (or the Prospectus as amended or supplemented) or (ii) to the extent that any such loss, claim, damage, expense or liability arises out of or is based upon any action or failure to act by such Holder that is found in a final judicial determination (or a settlement tantamount thereto) to constitute bad faith, willful misconduct or gross negligence on the part of such Holder. The indemnity agreement in this subsection (1) shall be in addition to any liability which the Company may have at common law or otherwise.

     The Company also agrees to indemnify or contribute to losses of, as provided in Section 7(u)(4), any underwriters of Warrant Securities registered under the Registration Statement, their officers and directors and each person, if any, who controls any such underwriter (within the meaning of the Act) on substantially the same basis as that of the indemnification of the Holders provided in this Section 7(u)(1) and shall, if requested by any Holder, enter into an underwriting agreement reflecting such agreement, as provided in Section 7(o) hereof.

     (2) Each Holder agrees to indemnify and hold harmless the Company, each of its directors, each of its officers and each other person, if any, who controls the Company within the meaning of the Securities Act, to the same extent as the foregoing indemnity from the Company to the Holders, but only with respect to statements or omissions, if any, made in conformity with information relating to such Holder furnished in writing by such Holder specifically for use in the Registration Statement in the Registration Statement, or any preliminary Prospectus or the Prospectus or any amendment thereof or supplement thereto; provided, however, that the obligation to indemnify will be individual to each Holder and will be limited to the amount of net proceeds received by such Holder from the sale of Warrant Securities pursuant to the Registration Statement.

     (3) Promptly after receipt by an indemnified party under this Section 7(u) of notice of the commencement of any action, suit or proceeding, such indemnified party shall, if a claim in respect thereof is to be made against one or more indemnifying parties under this Section 7(u), notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure to notify an indemnifying party shall not relieve it from any liability which it may have under Sections 7(u)(1) or (2) unless and to the extent that it has been prejudiced in a material respect by such failure or from the forfeiture of substantial rights and defenses). In case any such action, suit or proceeding is brought against any indemnified party, and it notifies an indemnifying party or parties of the commencement thereof, the indemnifying party or parties will be entitled to participate therein, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party, which may be the same counsel as counsel to the indemnifying party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by the indemnifying parties in connection with the defense of such action at the expense of the indemnifying party, (ii) the indemnifying parties shall not have employed counsel reasonably satisfactory to such indemnified party to take charge of the defense of such action within a reasonable time after notice of commencement of the action or (iii) such indemnified party or parties shall have reasonably concluded, after consultation with counsel to such indemnified party or parties, that a conflict of interest exists which makes representation by counsel chosen by the indemnifying party not advisable (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses of one additional counsel shall be borne by the indemnifying parties. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. Anything in this Section 7 to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement of any claim or action effected without its written consent.

     (4) In order to provide for just and equitable contribution in any case in which (i) an indemnified party makes claim for indemnification pursuant to this
Section 7(u), but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that the express provisions of this Section 7(u) provide for indemnification in such case, or
(ii) contribution under the Securities Act may be required, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid as a result of such losses, claims, damages, expenses or liabilities (or actions, suits, proceedings or litigation in respect thereof) in such proportion as is appropriate to reflect the relative fault of each of the contributing parties, on the one hand, and the party to be indemnified, on the other hand, in connection with the statements or omissions that resulted in such losses, claims, damages, expenses or liabilities, as well as any other relevant equitable considerations. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by a Holder, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, expenses or liabilities (or actions, suits, proceedings or litigation in respect thereof) referred to above in this subsection (4) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating, preparing or defending any such action, claim, suit, proceeding or litigation. Notwithstanding the provisions of this subsection (4), no Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Warrant Securities sold by such indemnifying party and distributed to the public were offered to the public exceeds the amount of any damages that such indemnifying party has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 12(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person, if any, who controls the Company within the meaning of the Securities Act, each executive officer of the Company and each director of the Company shall have the same rights to contribution as the Company, subject in each case to this subsection
(4). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit, proceeding or litigation against such party in respect to which a claim for contribution may be made against another party or parties under this subsection (4), notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have hereunder or otherwise than under this subsection (4), or to the extent that such party or parties were not adversely affected by such omission. The contribution agreement set forth above shall be in addition to any liabilities which any indemnifying party may have at common law or otherwise.

     (v) Notwithstanding the foregoing provisions of this Section 7.3, no registration rights shall be extended pursuant to this Section 7 with respect to any Warrant Securities (i) which have been sold pursuant to and in accordance with an effective Registration Statement, (ii) sold in accordance with Rule 144 under the Securities Act or (iii) eligible for sale under Rule 144(k) under the Securities Act.

     8. Adjustments to Exercise Price and Number of Securities.
        ------------------------------------------------------

     8.1 Adjustments.
         -----------

     (a) In the event that the Company shall subdivide its outstanding shares of Common Stock into a greater number of shares or combine its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior thereto shall be forthwith proportionately decreased in the case of a subdivision or increased in the case of a combination. An adjustment made pursuant to this Section 8.1(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the date of such subdivision or combination, as the case may be.

     (b) In the event that the Company shall (i) issue or distribute (for no consideration or at a price per share less than the Current Market Price (as defined below) per share on the date of such issuance or distribution shares of any class of capital stock of the Company (such shares being hereafter referred to as "Capital Stock") generally to holders of Common Stock or to holders of any class or series of Capital Stock which is convertible into or exchangeable or exercisable for Common Stock (excluding an issuance or distribution of Common Stock described in Section 8.1(a)) or (ii) issue or distribute generally to such holders rights, warrants, options or convertible or exchangeable securities entitling the holder thereof to subscribe for, purchase, convert into or exchange for Capital Stock at a price per share less than the Current Market Price per share of such Capital Stock on the date of such issuance or distribution, then, in each such case, at the earliest of (A) the date the Company enters into a firm contract for such issuance or distribution, (B) the record date for the determination of stockholders entitled to receive any such Capital Stock or any such rights, warrants, options or convertible or exchangeable securities or (C) the date of actual issuance or distribution of any such Capital Stock or any such rights, warrants, options or convertible or exchangeable securities, the Exercise Price shall be reduced by multiplying the Exercise Price in effect immediately prior to such earliest date by:

          (x) if such Capital Stock is Common Stock, a fraction the numerator of which is the number of shares of Common Stock outstanding on such earliest date plus the number of shares of Common Stock which could be purchased at the Current Market Price per share of Common Stock on the date of such issuance or distribution with the aggregate consideration (based on the fair market value thereof as determined by the Board of Directors, whose determination shall be conclusive and described in a certificate provided to each Holder) received or receivable by the Company either (A) in connection with such issuance or distribution or
          (B) upon the conversion, exchange, purchase or subscription of all such rights, warrants, options or convertible or exchangeable securities (the "Aggregate Consideration"), and the denominator of which is the number of shares of Common Stock outstanding on such earliest date plus the number of shares of Common Stock to be so issued or distributed or to be issued upon the conversion, exchange, purchase or subscription of all such rights, warrants, options or convertible or exchangeable securities; or

          (y) if such Capital Stock is other than Common Stock, a fraction the numerator of which is the Current Market Price per share of Common Stock on such earliest date minus an amount equal to (A) the sum of
          (1) the Current Market Price per share of such Capital Stock multiplied by the number of shares of such Capital Stock to be so issued minus (2) the Aggregate Consideration, divided by (B) the number of shares of Common Stock outstanding on such date, and the denominator of which is the Current Market Price per share of Common Stock on such earliest date.

Such adjustment shall be made successively whenever any such Capital Stock, rights, warrants, options or convertible or exchangeable securities are so issued or distributed. In determining whether any rights, warrants, options or convertible or exchangeable securities entitle the holders thereof to subscribe for, purchase, convert into or exchange for shares of such Capital Stock at less than such Current Market Price, there shall be taken into account the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a certificate provided to each Holder) of any consideration received or receivable by the Company for such rights, warrants, options or convertible or exchangeable securities. If any right, warrant, option or convertible or exchangeable securities, the issuance of which resulted in an adjustment in the Exercise Price pursuant to this Section 8.1(b), shall expire and shall not have been exercised, the Exercise Price shall immediately upon such expiration be recomputed to the Exercise Price which would have been in effect if such right, warrant, option or convertible or exchangeable securities had never been distributed or issued. Notwithstanding anything contained in this paragraph to the contrary, the issuance of Capital Stock upon the exercise of such rights, warrants or options or the conversion or exchange of such convertible or exchangeable securities will not cause an adjustment in the Exercise Price if no such adjustment would have been required at the time such right, warrant, option or convertible or exchangeable security was issued or distributed; provided, however, that, if the consideration payable upon such exercise, conversion or exchange and/or the Capital Stock receivable thereupon are changed after the time of the issuance or distribution of such right, warrant, option or convertible or exchangeable security, then such change shall be deemed to be the expiration thereof without having been exercised and the issuance or distribution of new options, rights, warrants or convertible or exchangeable securities.

     Notwithstanding anything contained in this Agreement to the contrary, options, rights or warrants issued or distributed by the Company, including options, rights or warrants distributed prior to the date of this Agreement, to holders of Common Stock generally which, until the occurrence of a specified event or events (a "Trigger Event"), (i) are deemed to be transferred with Common Stock, (ii) are not exercisable and (iii) are also issued on a pro rata basis with respect to future issuances of Common Stock, shall be deemed not to have been issued or distributed for purposes of this Section 8.1(b) (and no adjustment to the Exercise Price under this Section

8.1(b) will be required) until the occurrence of the earliest Trigger Event. Upon the occurrence of a Trigger Event, such options, rights or warrants shall continue to be deemed not to have been issued or distributed for purposes of this Section 8.1(b) (and no adjustment to the Conversion Price under this Section 8.1(b) will be required) if and for so long as each Holder who thereafter exercises such Holder's Warrants shall be entitled to receive upon such exercise, in addition to the shares of Common Stock issuable upon such conversion, a number of such options, rights or warrants, as the case may be, equal to the number of options, rights or warrants to which a holder of the number of shares of Common Stock equal to the number of shares of Common Stock issuable upon exercise of such Holder's Warrants is entitled to receive at the time of such exercise in accordance with the terms and provisions of and applicable to such options, rights or warrants. Upon the expiration of any such options, rights or warrants or at such time, if any, as a Holder is not entitled to receive such options, rights or warrants upon exercise of such Holder's Warrants, an adjustment (if any is required) to the Conversion Price shall be made in accordance with this Section 8.1(b) with respect to the issuance of all such options, rights and warrants as of the date of issuance thereof, but subject to the provisions of the preceding paragraph. If any such option, right or warrant, including any such options, rights or warrants distributed prior to the date of this Agreement, are subject to events, upon the occurrence of which such options, rights or warrants become exercisable to purchase different securities, evidences of indebtedness, cash, properties or other assets or different amounts thereof, then, subject to the preceding provisions of this paragraph, the date of the occurrence of any and each such event shall be deemed to be the date of distribution and record date with respect to new options, rights or warrants with such new purchase rights (and a termination or expiration of the existing options, rights or warrants without exercise thereof). In addition, in the event of any distribution (or deemed distribution) of options, rights or warrants, or any Trigger Event or other event of the type described in the preceding sentence, that required (or would have required but for the provisions of Section 8.3 or this paragraph) an adjustment to the Exercise Price under this Section 8.1(b) and such options, rights or warrants shall thereafter have been redeemed or repurchased without having been exercised, then the Exercise Price shall be adjusted upon such redemption or repurchase to give effect to such distribution, Trigger Event or other event, as the case may be, as though it had instead been a cash distribution, equal on a per share basis to the result of the aggregate redemption or repurchase price received by holders of such options, rights or warrants divided by the number of shares of Common Stock outstanding as of the date of such repurchase or redemption, made to holders of Common Stock generally as of the date of such redemption or repurchase.

     Notwithstanding anything contained in this Section 8.1(b) to the contrary, no adjustment shall be made in the Exercise Price pursuant to this Section 8.1(b) with respect to the issuance of Common Stock or options or other rights to purchase Common Stock pursuant to any employee stock purchase, bonus, award, grant, option or ownership plan (including, without limitation, an employee stock ownership plan which is part of an employee benefit plan qualified under
Section 401 of the Internal Revenue Code of 1986, as amended (the "Code"), an employee stock option or incentive stock option plan qualified under Section 422 of the Code and a restricted stock plan), including the issuance of Common Stock upon the exercise of such options; provided, that, for purposes of this paragraph, the term "employee" includes directors, consultants and advisors and the term "plan" means a plan, program or arrangement in which 5 or more persons are eligible to participate (or, if only directors of the Company are eligible to participate and there are fewer than 5 such directors, in which all of such directors are eligible to participate).

     (c) If the Company shall pay or distribute, as a dividend or otherwise, generally to holders of Common Stock or any class or series of Capital Stock which is convertible into or exercisable or exchangeable for Common Stock any assets, properties or rights (including, without limitation, evidences of indebtedness of the Company, any subsidiary or any other person or entity, cash or Capital Stock or other securities of the Company, any subsidiary or any other person or entity, but excluding payments and distributions as described in
Section 8.1(a) or 8.1(b), dividends and distributions in connection with the liquidation, dissolution or winding up of the Company in its entirety and distributions consisting solely of cash described in Section 8.1(d)), then in each such case the Exercise Price shall be reduced by multiplying the Exercise Price in effect immediately prior to the date of such payment or distribution by a fraction, the numerator of which is the Current Market Price per share of Common Stock on the record date for the determination of stockholders entitled to receive such payment or distribution less the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a certificate provided to each Holder) on such record date of the assets or evidences of indebtedness so distributed attributable to one share of Common Stock (the amount so attributable equaling the aggregate fair market value of such indebtedness or assets, as so determined by the Board of Directors, divided by the number of shares of Common Stock outstanding on such record date), and the denominator shall be the Current Market Price per share of Common Stock on such record date. Such adjustment shall become effective immediately after the record date for the determination of shareholders entitled to receive such distribution.

     (d) If the Company shall, by dividend or otherwise, make a distribution (other than in connection with the liquidation, dissolution or winding up of the Company in its entirety), generally to holders of Common Stock or any class or series of Capital Stock which is convertible into or exercisable or exchangeable for Common Stock, consisting solely of cash where (x) the sum of (i) the aggregate amount of such cash plus (ii) the aggregate amount of all cash so distributed (by dividend or otherwise) to such holders within the 12-month period ending on the record date for determining stockholders entitled to receive such distribution with respect to which no adjustment has been made to the Exercise Price pursuant to this Section 8.1(d) exceeds (y) 10% of the result of the multiplication of (1) the Current Market Price per share of Common Stock on such record date times (2) the number of shares of Common Stock outstanding on such record date, then the Exercise Price shall be reduced, effective immediately prior to the opening of business on the day following such record date, by multiplying the Exercise Price in effect immediately prior to the close of business on the day prior to such record date by a fraction, the numerator of which is the Current Market Price per share of Common Stock on such record date less the aggregate amount of cash per share so distributed and the denominator of which is such Current Market Price; provided, however, that, if the aggregate amount of cash per share is equal to or greater than such Current Market Price, then, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder shall have the right to receive upon conversion (with respect to each share of Common Stock issued upon such conversion and in addition to the Common Stock issuable upon conversion) the aggregate amount of cash per share such Holder would have received had such Holder's Warrants been exercised immediately prior to such record date. In no event shall the Exercise Price be increased pursuant to this Section 8.1(d); provided, however, that if such distribution is not so made, the Exercise Price shall be adjusted to be the Exercise Price which would have been in effect if such distribution had not been declared. For purposes of this paragraph of this Section 8.1(d), such aggregate amount of cash per share shall equal such sum divided by the number of shares of Common Stock outstanding on such record date.

     (e) Anything in this Section 8 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Exercise Price, in addition to those required by this Section 8.1, as it in its discretion shall determine to be advisable.

     (f) For purposes of this Agreement, "Current Market Price" means, when used with respect to any security as of any date, the last sale price, regular way, or, in case no such sale takes place on such date, the average of the closing bid and asked prices, regular way, in either case as reported for consolidated transactions on the Nasdaq National Market system or, if the security is not listed or admitted to trading on the Nasdaq National Market system, as reported for consolidated transactions with respect to such security listed on the principal national securities exchange on which such security is listed or admitted to trading or, if the security is not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotations System or such other system then in use or, if the security is not quoted by any such organization, the average of the closing bid and asked prices furnished by a New York Stock Exchange member firm selected by the Company. "Current Market Price" means, when used with respect to a security as to which none of the above-mentioned prices are available and with respect to any property other than a security, as of any date, the market value of such security or property on such date as determined by the Board of Directors of the Company in good faith, which shall be entitled to rely for such purposes on the advice of any firm of investment bankers or appraisers having familiarity with such property.

     8.2 MERGER OR CONSOLIDATION. In the event of (i) any reclassification (including, without limitation, a reclassification effected by means of an exchange or tender offer by the Company or any Subsidiary) or change of outstanding Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), (ii) any consolidation, merger or combination of the Company with another corporation as a result of which holders of Common Stock shall be entitled to receive securities or other assets (including cash) with respect to or in exchange for Common Stock or (iii) any sale or conveyance of the assets of the Company as, or substantially as, an entirety to any other corporation as a result of which holders of Common Stock shall be entitled to receive securities or other assets (including cash) with respect to or in exchange for Common Stock, then the Company or the successor or purchasing corporation, as the case may be, shall execute and deliver to the Holder upon surrender of the Warrant Certificate held by such Holder a supplemental warrant agreement providing that the holder of each Warrant then outstanding or to be outstanding shall have the right thereafter (until the expiration of such Warrant) to receive, upon full exercise of such Warrant, the kind and amount of shares of stock and/or other securities and/or property receivable upon such consolidation or merger, by a holder of the number of shares of Common Stock for which such Warrant might have been exercised immediately prior to such consolidation or merger. Such supplemental warrant agreement shall provide for adjustments which shall be as nearly equivalent as practicable to the adjustments provided for in this Section
8. The above provision of this subsection shall similarly apply to successive consolidations or mergers.

     8.3 NO ADJUSTMENT OF EXERCISE PRICE IN CERTAIN CASES. No adjustment of the Exercise Price shall be made if the amount of said adjustment shall be less than two cents (2(cent)) per Warrant Security, provided, however, that in such case any adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment which, together with any adjustment so carried forward, shall amount to at least two cents (2(cent)) per Warrant Security.

     8.4 ADJUSTMENT IN NUMBER OF SECURITIES. Upon each adjustment of the Exercise Price pursuant to the provisions of Section 8.1(a) or (b), the number of shares of Common Stock issuable upon exercise at the adjusted Exercise Price of each Warrant shall be adjusted to the nearest full amount by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock issuable upon exercise of Warrants immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

     8.5 CERTIFICATE OF ADJUSTMENT. After each adjustment of the Exercise Price or the amount of Warrant Securities purchasable upon exercise of Warrants pursuant to this Section 8, the Company will promptly prepare a certificate signed by the Chairman or President, and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary, of the Company setting forth: (i) the Exercise Price, as so adjusted; (ii) the amount of Warrant Securities purchasable upon exercise of each Warrant after such adjustment; and
(iii) a brief statement of the facts accounting for such adjustment. The Company will promptly file such certificate with its records and cause a brief summary thereof to be sent by ordinary first class mail to each Holder at his or her last address as it shall appear on the registry books of the Company.

     8.6 VALIDITY OF WARRANT CERTIFICATE. Irrespective of any adjustments or changes in the Exercise Price or the amount of Warrant Securities purchasable upon exercise of Warrants, Warrant Certificates theretofore and thereafter issued shall continue to express the Exercise Price per share and the amount of Warrant Securities purchasable thereunder as of the date such Warrant Certificates were originally issued; provided, the Holders shall be entitled to exercise Warrants represented by such Warrant Certificates after giving effect to each such adjustment and change, and such Warrant Certificate shall be deemed to incorporate each such adjustment and change as if new Warrant Certificates reflecting each such adjustment and change had been issued to the Holders.

     9. Exchange, Replacement and Transfer of Warrant Certificates.
        ----------------------------------------------------------

     (a) Each Warrant Certificate is exchangeable, without expense, and subject to the provisions of Section 5 and 9(c), upon the surrender thereof by the Holder at the principal executive office of the Company, for a new Warrant Certificate of like tenor and date representing in the aggregate the right to purchase the same number of Warrant Securities in such denominations as shall be designated by the Holder thereof at the time of such surrender.

     (b) Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Warrant Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of such Warrant Certificates, if mutilated, the Company will make and deliver a new Warrant Certificate of like tenor in lieu thereof.

     (c) The Company will maintain a register containing the name and address of the Holder of each Warrant Certificate. Any Holder may change its or his address as shown on the warrant register by written notice to the Company requesting such change. Subject to the provisions of Section 5 hereof, the Warrants and all rights thereunder are transferrable, in whole and not in part, upon surrender of the Warrant Certificates representing such Warrants with a properly executed assignment (in the form of Exhibit B hereto) at the principal office of the Company. Until any transfer of the Warrants is made in the warrant register, the Company may treat the Holder of such Warrants as the absolute owner thereof for all purposes; provided, however, that if and when the Warrant Certificate representing such Warrants is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer thereof as the absolute owner thereof for all purposes, notwithstanding any notice to the contrary.

     10. ELIMINATION OF FRACTIONAL INTERESTS. The Company shall not be required to issue certificates representing fractions of shares of Common Stock upon the exercise of the Warrants to purchase Common Stock, nor shall it be required to issue scrip or pay cash in lieu of fractional interests, it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction up to the nearest whole number of shares of Common Stock or other securities, properties or rights.

     11. RESERVATION AND LISTING OF SECURITIES. The Company shall at all times reserve and keep available out of its authorized capital stock, solely for the purpose of issuance upon the exercise of the Warrants, such number of shares of Common Stock or other securities, property or rights as shall be issuable upon exercise thereof. The Company covenants and agrees that, upon exercise of the Warrants and payment of the Exercise Price therefor, all shares of Common Stock and other securities issued by the Company upon such exercise shall be duly and validly issued, fully paid, non-assessable and not subject to the preemptive rights of any security holder of the Company. As long as the Warrants shall be outstanding, the Company shall use its reasonable best efforts to cause the Common Stock issuable upon the exercise of the Warrants to be listed (subject to official notice of issuance) on all securities exchanges on which the Common Stock may then be listed and/or quoted on the Nasdaq Stock Market if the Common Stock issued to the public is so quoted.

     12. NOTICES TO HOLDERS. Nothing contained in this Agreement shall be construed as conferring upon the Holders the right to receive dividends or to vote or to consent or to receive notice as a stockholder in respect of any meetings of stockholders for the election of directors or any other matter or as having any rights whatsoever as a stockholder of the Company. If, however, at any time prior to the expiration of the Warrants and their exercise, any of the following events shall occur:

          (a) the Company shall set a record date for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of current or retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company; or


          (b) the Company shall offer to all the holders of shares of Common Stock any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any option, right or warrant to subscribe therefor; or

          (c) a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation or merger) or a sale of all or substantially all of its property, assets and business as an entirety shall be proposed;

then, in any one or more of said events, the Company shall give written notice of such event to each Holder at least 10 days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to such dividend, distribution or offer, or entitled to vote on such proposed dissolution, liquidation, winding up or sale. Such notice shall specify such record date or the date of closing the transfer books, as the case may be. Failure to give such notice or any defect therein shall not affect the validity of any action taken in connection with any of the events described in this Section 12.

     13. Notices.
         -------

     All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made and sent when delivered, or mailed by registered or certified mail, return receipt requested:

               (a) If to a Holder, to the address of such Holder as shown on the books of the Company; or

               (b) If to the Company, to the address set forth in Section 3 hereof or to such other address as the Company may designate by notice to the Holders.

     14. SUPPLEMENTS AND AMENDMENTS. The Company and the Initial Purchaser may from time to time supplement or amend this Agreement without the approval of any Holders (other than the Initial Purchaser) in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any provisions herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and the Initial Purchaser may deem necessary or desirable and which the Company and the Initial Purchaser deem shall not adversely affect the interests of the Holders in any material respect.

     15. SUCCESSORS. All the covenants and provisions of this Agreement shall be binding upon and inure to the benefit of the Company, the Holders and their respective successors and assigns hereunder.

     16. TERMINATION. This Agreement shall terminate at the close of business on April 2, 2004. Notwithstanding the foregoing, the indemnification provisions of
Section 7 shall survive such termination until the close of business on April 2, 2009.

     17. GOVERNING LAW. This Agreement and each Warrant Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be construed in accordance with the laws of said State without giving effect to the rules of said State governing the conflicts of laws.

     18. ENTIRE AGREEMENT; MODIFICATION. This Agreement (including the Purchase Agreement to the extent portions thereof are referred to herein) contains the entire understanding between the parties hereto with respect to the subject matter hereof. Except as set forth in Section 14 hereof, this Agreement may not be modified or amended except by a writing duly signed by the party against whom enforcement of the modification or amendment is sought.

     19. SEVERABILITY. If any provision of this Agreement shall be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of this Agreement.

     20. CAPTIONS. The caption headings of the Sections of this Agreement are for convenience of reference only, and are not intended, nor should they be construed as, a part of this Agreement and shall be given no substantive effect.

     21. BENEFITS OF THIS AGREEMENT. Nothing in this Agreement shall be construed to give to any person, corporation or entity other than the Company and the Initial Purchaser and any other Holders of Warrants and/or Warrant Securities any legal or equitable right, remedy or claim under this Agreement; and this Agreement shall be for the sole and exclusive benefit of the Company and the Initial Purchaser and any other Holders of Warrants and/or Warrant Securities.

     22. COUNTERPARTS. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original and such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


[SEAL]                                HYBRIDON, INC.


                                      By: /s/ E. Andrews Grinstead, III
                                         ---------------------------------
                                          Name: E. Andrews Grinstead, III
                                          Title: Chairman, President and Chief
Attest:                                          Executive Officer

/s/ Anthony J. Payne
-----------------------------
Name: Anthony J. Payne
Title: Chief Financial Officer


                                      FORUM CAPITAL MARKETS L. P.



                                      By: /s/ C. Keith Hartley
                                         ----------------------------------
                                         Name:  C. Keith Hartley
                                         Title:  Senior Managing Director

                                                                     EXHIBIT A



                          [FORM OF WARRANT CERTIFICATE]

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (ii) AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, IF AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO COUNSEL FOR THE ISSUER, IS DELIVERED THAT SUCH AN EXEMPTION IS AVAILABLE FOR SUCH TRANSFER.

THE TRANSFER OR EXCHANGE OF THE WARRANTS REPRESENTED BY THIS CERTIFICATE IS RESTRICTED IN ACCORDANCE WITH THE WARRANT AGREEMENT REFERRED TO HEREIN.

                            EXERCISABLE ON OR BEFORE
                     5:30 P.M., NEW YORK TIME, APRIL 2, 2002

No. W-                                                                 Warrants
                                                                    ---


                               WARRANT CERTIFICATE

     This Warrant Certificate certifies that      , or registered assigns, is
the registered holder of      Warrants to purchase initially, at any time from
March   , 1998 until 5:30 p.m. New York time on April 2, 2002 (the "Expiration
Date"), up to            fully-paid and non-assessable shares of Common Stock,
par value $.001 per share (the "Common Stock"), of HYBRIDON, INC. (the "Company"), at the initial exercise price, subject to adjustment in certain events (the "Exercise Price"), of $7.0125 per share upon surrender of this Warrant Certificate and payment of the Exercise Price, at an office or agency of the Company, but subject to the conditions set forth herein and in the warrant agreement dated as of March 26, 1997 between the Company and Forum Capital Markets L.P. (the "Warrant Agreement"). Payment of the Exercise Price, shall be made by certified or official bank check in New York Clearing House funds payable to the order of the Company and upon surrender of this Warrant Certificate.

     No Warrant may be exercised after 5:30 p.m., New York time, on the Expiration Date, at which time all Warrants evidenced hereby, unless exercised prior thereto, shall thereafter be void.

     The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants issued pursuant to the Warrant Agreement, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants. In the event that any provision of this Warrant Certificate conflicts with or is inconsistent with the terms of the Warrant Agreement, the terms of the Warrant Agreement shall supersede the provisions of this Warrant Certificate.

     The Warrant Agreement provides that upon the occurrence of certain events the Exercise Price and the amount the type and/or number of the Company's securities issuable hereunder may, subject to certain conditions, be adjusted. Subject to Section 8.6 of the Warrant Agreement, in such event, the Company will, at the request of the holder, issue a new Warrant Certificate evidencing the adjustment in the Exercise Price and the number and/or type of securities issuable upon the exercise of the Warrants; provided, however, that the failure of the Company to issue such new Warrant Certificates shall not in any way change, alter or otherwise impair the rights of the holder as set forth in the Warrant Agreement.

     Upon due presentment for registration of transfer of this Warrant Certificate at an office or agency of the Company and subject to compliance with the terms of the Warrant Agreement, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided herein and in the Warrant Agreement, without any charge except for any tax or other governmental charge imposed in connection with such transfer.

     Upon the exercise of less than all of the Warrants evidenced by this Certificate, the Company shall forthwith issue to the holder hereof a new Warrant Certificate representing such number of unexercised Warrants.

     The Company may deem and treat the registered holder(s) hereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, and of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

     All terms used in this Warrant Certificate which are defined in the Warrant Agreement shall have the meanings assigned to them in the Warrant Agreement.

     IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed under its corporate seal.

Dated as of                        , 199
            -----------------------     --

                                              HYBRIDON, INC.



[SEAL]                                        By:
                                                 ----------------------------
                                                 Name:
                                                 Title:


Attest:


---------------------------
Name:
Title:

              [FORM OF ELECTION TO PURCHASE PURSUANT TO SECTION 3]

     The undersigned hereby irrevocably elects to exercise the right,
represented by this Warrant Certificate, to purchase          shares of Common
Stock and herewith tenders in payment for such securities a certified or official bank check payable in New York Clearing House Funds to the order of
Hybridon, Inc. in the amount of $         , all in accordance with the terms of
Section 3 of the Initial Purchaser's Warrant Agreement dated as of
March 26, 1997 between Hybridon, Inc., and Forum Capital Markets L.P. The undersigned requests that a certificate for such securities be registered in
the name of                whose address is
and that such certificate be delivered to                 whose address is
                                       .


Dated:
        -------------------
                                Signature
                                         --------------------------------
                                (Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate.)


                                 ----------------------------------------
                                (Insert Social Security or Other Identifying
                                 Number of Holder)

                                                                       ANNEX B
                                                        TO WARRANT CERTIFICATE

                              [FORM OF ASSIGNMENT]



             (To be executed by the registered holder if such holder
                  desires to transfer the Warrant Certificate.)


     FOR VALUE RECEIVED                     hereby sells, assigns and transfers
 unto


                  (Please print name and address of transferee)

the within Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint
Attorney to transfer the within Warrant Certificate on the books of the within-named Company, with full power of substitution.



Dated:
     -------------------         Signature:
                                           ------------------------------------
                                 (Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate.)



                                 ----------------------------------------------
                                 (Insert Social Security or Other Identifying
                                 Number of Assignee)